UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 1997

                             CARRIAGE SERVICES, INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                      1-11961                         76-0423828
(State of Incorporation)     (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)


  1300 POST OAK BLVD., SUITE 1500, HOUSTON, TX                       77056
    (Address of principal executive offices)                       (Zip Code)

                                 (281) 556-7400
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On March 28, 1997, Carriage Services, Inc. (the "Company"), through a wholly owned subsidiary, completed its merger with Barnett-Larkin-Brown Funeral Homes, Inc. Barnett-Larkin-Brown Funeral Homes, Inc. operates two funeral homes in Leavenworth, Kansas. The consideration for the merger was 100,000 shares of the Company's Class A Common Stock which was determined through negotiations between the Company and representatives of Barnett-Larkin-Brown Funeral Homes, Inc. In connection with this merger, the Company entered into customary employment, consulting and non-compete agreements with certain key employees and former owners of Barnett-Larkin-Brown Funeral Homes, Inc. The merger was accounted for under the purchase method of accounting for financial reporting purposes.

   The Company is not aware of any pre-existing material relationships between
(i) Barnett-Larkin-Brown Funeral Homes, Inc. or any if its shareholders, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers, on the other.

   The Company also completed the merger or acquisition of several other businesses (the "Other Acquisitions") since January 1, 1997. None of the Other Acquisitions (other than the ones filed on Form 8-K) is believed to be material to the results of operations or financial position of the Company. However, the merger with Barnett-Larkin-Brown Funeral Homes, Inc. requires the filing of financial statements and pro forma financial information pursuant to Rules 3-05(b)(1)(i) and 11-01(c) of Regulation S-X since such business constitutes a "significant subsidiary" under such Rules.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (A)   FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

         Due to the fact that Barnett-Larkin-Brown Funeral Homes, Inc. was owned by and accounted for as a part of 21st Century Funeral Company L.C. during the time April 1, 1995 through October 31, 1996, the audited financial statements include financial statements of Barnett-Larkin-Brown Division of 21st Century Funeral Company L.C. as of and for the periods ended December 31, 1995 and October 31, 1996.

        BARNETT-LARKIN-BROWN   DIVISION  OF  21ST  CENTURY  FUNERAL  COMPANY,
        L.C.  AND BARNETT-LARKIN-BROWN FUNERAL HOMES, INC.                                         PAGE
        Auditor's Report................................................................            10
        Balance  Sheets as of December  31, 1995,  October 31,  1996,  December 31, 1996
         and March 31, 1997.............................................................            11
        Statements of Income for the Periods Ended December 31, 1995,  October 31, 1996,

         December 31, 1996 and March 31, 1997...........................................            13
        Statements  of Cash Flows for the Periods Ended  December 31, 1995,  October 31,

         1996, December 31, 1996 and March 31, 1997.....................................            14
        Notes to Financial Statements...................................................            15

                                       2

    (B)   PRO FORMA FINANCIAL INFORMATION

         As of the date the event occurred, the Registrant was not required to file an interim consolidated balance sheet pursuant to Regulation S-X.
         Likewise, a Pro forma statement of operations associated with an interim period is not provided herein.

        CARRIAGE SERVICES, INC.                                                                    PAGE
        Unaudited Pro Forma Consolidated Balance Sheet - December 31, 1996..............             6
        Unaudited Pro Forma  Consolidated  Statement of Operations - Year Ended December

         31, 1996...........................................................................         7
        Notes to Unaudited Pro Forma Consolidated Financial Statements......................         8

    (C)   EXHIBITS

         None

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   CARRIAGE SERVICES, INC.

Dated:  March 20, 1998                       By:   /s/ THOMAS C. LIVENGOOD
                                                   -----------------------
                                                   Thomas C. Livengood
                                                   Executive Vice President and
                                                   Chief Financial Officer

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

   On March 28, 1997, Carriage Services, Inc. (the "Company"), through a wholly owned subsidiary, completed its merger with Barnett-Larkin-Brown Funeral Homes, Inc. Barnett-Larkin-Brown Funeral Homes, Inc. operates two funeral homes in Leavenworth, Kansas. The consideration for the merger was 100,000 shares of the Company's Class A Common Stock which was determined through negotiations between the Company and representatives of Barnett-Larkin-Brown Funeral Homes, Inc. In connection with this merger, the Company entered into customary employment, consulting and non-compete agreements with certain key employees and former owners of Barnett-Larkin-Brown Funeral Homes, Inc. The merger will be accounted for under the purchase method of accounting for financial reporting purposes.

   The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1996 includes the accounts of the Company and Barnett-Larkin-Brown and reflects the merger as if such merger had occurred on December 31, 1996. The accompanying Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 includes the accounts of the Company and reflects the Barnett-Larkin-Brown merger as if such merger had been completed as of the beginning of the year. The accompanying Unaudited Pro Forma Consolidated Financial Statements do not include the pro forma results of other businesses acquired by the Company since January 1, 1997.

   The accompanying Unaudited Pro Forma Consolidated Financial Statements have been prepared based upon certain assumptions and include adjustments as detailed in the Notes to Unaudited Consolidated Pro Forma Financial Statements. The estimated fair market values reflected in the Unaudited Consolidated Financial Statements are based on preliminary estimates and assumptions and are subject to revision as more information regarding asset and liability valuations becomes available. In management's opinion, the preliminary allocation reflected herein is not expected to be materially different from the final allocation.

   The Unaudited Pro Forma Consolidated Statements of Operations do not assume any additional profitability resulting from the application of the Company's revenue enhancement measures or cost reduction programs to the historical results of Barnett-Larkin-Brown Funeral Homes, Inc., nor do they assume increases in corporate general and administrative expenses which may have resulted from the Company managing Barnett-Larkin-Brown Funeral Homes, Inc. for the period presented.

   The following Unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements of the Company and the related notes thereto as included in the Company's Form 10-K as of December 31, 1996. Such pro forma information is based on historical data with respect to the Company and Barnett-Larkin-Brown Funeral Homes, Inc. The pro forma information is not necessarily indicative of the results that might have occurred had such transactions actually taken place at the beginning of the period specified and is not intended to be a projection of future results. The pro forma information presented herein is provided to comply with the requirements of the Securities and Exchange Commission. The pro forma information does not reflect any adjustments to reflect the manner in which the acquired entity is being or will be operated under the control of the Company.

                             CARRIAGE SERVICES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                         BARNETT-
                                        CARRIAGE          LARKIN       PRO FORMA      TOTAL
                ASSETS               SERVICES, INC.       BROWN      ADJUSTMENTS(1) PRO FORMA
                                     ----------------  ------------- ------------- ------------
 CURRENT ASSETS:
    Cash and cash equivalents ......  $   1,712        $   56        $    (118)  $      1,650

    Accounts receivable --
     Trade, net of allowance .......      5,665           185             (185)         5,665
     Other .........................        673          --               --              673
                                      ---------        ------        ----------   -----------
                                          6,338           185             (185)         6,338
    Marketable securities ..........         53          --               --               53
    Inventories and other current
     assets ........................      3,297            36               (2)         3,331
                                      ---------        ------        ----------   -----------
     Total current assets ..........     11,400           277             (305)        11,372
                                      ---------        ------        ----------   -----------

PROPERTY, PLANT AND EQUIPMENT, at
     cost, net .....................     46,112            59              486         46,657
CEMETERY PROPERTY, at cost .........      4,061          --               --            4,061
NAMES AND REPUTATIONS, net .........     62,568          --                887         63,455
DEFERRED CHARGES AND OTHER
     NONCURRENT ASSETS .............      7,167             1               50          7,218
                                      ---------        ------        ----------   -----------
                                      $ 131,308        $  337        $   1,118      $ 132,763
                                                       ======        =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:

   Accounts payable and other ......
liabilities ........................  $   2,192        $   91        $     (88)    $    2,195
   Accrued liabilities .............      3,033          --               --            3,033
   Current portion of long-term
     debt and capital leases .......      1,086          --               --            1,086
                                      ---------        ------        ----------   -----------
     Total current liabilities .....      6,311            91              (88)         6,314
PRENEED LIABILITIES, net ...........      3,664          --               --            3,664
LONG-TERM DEBT, net ................     42,733          --                  3         42,736
OBLIGATIONS UNDER CAPITAL LEASES,
     net of current portion ........        557          --               --              557
DEFERRED INCOME TAXES ..............      3,749          --                  4          3,753
                                      ---------        ------        ----------   -----------
     Total liabilities .............     57,014            91              (81)        57,024
                                      ---------        ------        ----------   -----------
COMMITMENTS AND CONTINGENCIES

REDEEMABLE PREFERRED STOCK .........     17,251          --               --           17,251
STOCKHOLDERS' EQUITY:
    Class A Common Stock ...........         40           131             (130)            41
    Class B Common Stock ...........         45          --               --               45
    Contributed capital ............     63,966          --              1,444         65,410
    Retained deficit ...............     (7,008)         --               --           (7,008)
    Barnett-Larkin-Brown equity ....       --             115             (115)          --
                                      ---------        ------        ----------   -----------
     Total stockholders' equity ....     57,043           246            1,199         58,488
                                      =========        ======        =========      =========
                                      $ 131,308        $  337        $   1,118      $ 132,763
                                      =========        ======        =========      =========

     See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                                       6

                             CARRIAGE SERVICES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                       CARRIAGE       BARNETT-
                                       SERVICES,       LARKIN-      PRO FORMA         TOTAL
                                         INC.         BROWN        ADJUSTMENTS      PRO FORMA
                                     -------------- ------------- --------------- ------------
Revenues, net .....................  $ 40,348       $   829       $     --         $ 41,177

Costs and expenses ................    33,182           153           22 (2)         33,334
                                                                     (28)(3)
                                                                       5 (4)
                                     ---------     --------       ----------         -------

                                       33,182           153           (1)             33,334
                                     ---------     --------       ----------         -------
    Gross profit ..................     7,166           676            1               7,843
General and administrative expenses     2,474           506           --               2,980
                                     ---------     --------       ----------         -------
    Operating income ..............     4,692           170            1               4,863
Interest expense, net .............     4,347            --           --               4,347
                                     ---------     --------       ----------         -------

   Income before income taxes and
     extraordinary item ...........       345           170            1                 515


Provision for income taxes ........       138            22           52(5)              212
                                     ---------     --------       ----------         -------

   Income before extraordinary item       207           148          (51)                304


Extraordinary item - loss on early
     extinguishment of debt, net of
     income tax benefit of $332 ...      (498)           --           --                (498)
                                     ---------     --------       ----------         -------

   Net income (loss) ..............      (291)          148          (51)               (194)
Preferred stock dividend
requirements ......................       622            --           --                 622
                                     ---------     --------       ----------         -------

    Net income (loss) attributable
     to common stockholders .......  $   (913)     $    148        $ (51)           $   (816)
                                     =========     ========       ==========         =======

(Loss) per share:
   (Loss) per common and common
     equivalent share before
     extraordinary item,
     attributable to common
     stockholders .................  $   (.09)                                       $  (.06)
   Extraordinary item .............      (.10)                                          (.10)
                                       -------                                       --------
   Net (loss) per common share ....  $   (.19)                                       $  (.16)
                                       =======                                       ========


Weighted average number of common
     and common equivalent shares
     outstanding (in thousands) ...     4,869                         100 (6)           4,969
                                       =======                        ========       ========


      See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                             CARRIAGE SERVICES, INC.
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

     The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1996 gives effect to the Barnett-Larkin-Brown merger. The estimated fair market values reflected herein are based on preliminary estimates and assumptions and are subject to revision as more information becomes available. In management's opinion, the preliminary allocation is not expected to be materially different from the final allocation.

(1) To record the elimination of assets and liabilities not acquired or assumed by the Company and record the total consideration (including estimated transaction costs) and the preliminary allocation of total consideration to the identifiable net assets of the acquired business.

The effect of the Barnett-Larkin-Brown merger on the Consolidated Balance Sheet at December 31, 1996 was as follows:

                                                                1996
                                                            --------------
                                                            (in thousands)

        Current Assets                                      $         34
        Property, Plant and Equipment                                545
        Deferred Charges and Other Noncurrent Assets                  51
        Names and Reputations                                        887
        Current Liabilities                                           (5)
        Other Liabilities                                             (6)
                                                            --------------
                                                                   1,506
        Consideration:
        Class A Common Stock issued                               (1,444)
                                                            --------------
             Cash used for acquisition                      $         62
                                                            ==============


UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS ADJUSTMENTS

  The accompanying Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1996 give effect to the Barnett-Larkin-Brown merger.

(2) To record adjustment to amortization expense relative to the Company's new basis in net assets acquired in conjunction with Barnett-Larkin-Brown merger as if said merger had occurred as of the beginning of each of the year presented. The amortization expense of $22,000 for the year ended December 31, 1996 is resultant from the amortization, over a 40 year life, of the $887,000 in names and reputations recorded in conjunction with the merger with Barnett-Larkin-Brown.

(3) To record adjustment to depreciation expense of $28,000 for the year ended December 31, 1996. Pro forma depreciation expense has been recorded based on the Company's estimate of the useful lives of the acquired assets using the Company's depreciation methods.

(4) To record amortization expense relative to non-compete agreements of $5,000 for the year ended December 31, 1996. These agreements are amortized over the term of the agreements.

(5) To record the income tax expense as if the effective rate is 40%. This adjustment reflects an income tax expense of $52,000 for the year ended December 31, 1996. The Company's management believes that this is the effective rate that would be indicative of the Company's normal tax position assuming the merger was made as of the beginning of the respective periods presented.

(6) To adjust weighted average shares outstanding to reflect the pro forma effects of the 100,000 Class A Common Stock shares issued in conjunction with the Barnett-Larkin-Brown merger as if such shares were issued as of the beginning of the year presented.

[LOGAN AND SCHMIDT, P.A. LOGO]
Certified Public Accountants

                          INDEPENDENT AUDITORS' REPORT

             To the Board of Directors
             Barnett-Larkin-Brown Funeral Home, Inc.

             We have audited the accompanying balance sheets of the Barnett-Larkin-Brown division of 21st Century Funeral Company, L.C. as of December 31, 1995 and October 31, 1996 and the related statements of income and cash flows for the year and ten month periods then ended, and the balance sheets of Barnett-Larkin-Brown Funeral Home, Inc. as of December 31, 1996 and March 31, 1997, and the related statements of income and cash flows for the two and three month periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

             We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimate made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

             In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Barnett-Larkin-Brown division of 21st Century Funeral Company, L.C. as of December 31, 1995 and October 31, 1996 and the results of its operations for the year and ten month periods then ended, and of Barnett-Larkin-Brown Funeral Home, Inc., as of December 31, 1996 and March 31, 1997 and the results of its operations for the two months ended December 31, 1996 and three months ended March 31, 1997 in conformity with generally accepted accounting principles.


                                                    /s/ LOGAN & SCHMIDT, P.A.

             July 9, 1997

        1300 North 78th Street, Suite 100 Kansas City, Kansas 66112-2493
                        (913) 788-5533 Fax (913) 788-9097

                        BARNETT-LARKIN-BROWN DIVISION OF
                        21ST CENTURY FUNERAL COMPANY, L.C.
                                       AND
                     BARNETT-LARKIN-BROWN FUNERAL HOME, INC.
                                 BALANCE SHEETS
             DECEMBER 31, 1995, OCTOBER 31, 1996, DECEMBER 31, 1996
                               AND MARCH 31, 1997

                                     ASSETS

                                  BARNETT- LARKIN- BROWN
                                       DIVISION OF
                                   21ST CENTURY FUNERAL   BARNETT- LARKIN -BROWN
                                       COMPANY. L.C.         FUNERAL HOME, INC
                                    -----------------        -------------------
                                 December 31, October 31, December 31, March 31,
                                    1995         1996         1996         1997
                                    ----         ----         ----         ----
   Current Assets:
      Cash in Bank .............  $   5,780   $   1,429   $  55,941   $    --
      Inventory ................     32,577      36,096      36,303      36,303

      Accounts Receivable ......    165,184     152,589     195,906        --
      Allowance For Uncollectable

        Accounts ...............    (11,200)    (11,200)    (11,200)
      Reimbursement Receivable .       --            53        --         1,303

      Prepaid Expenses .........      5,725        --          --          --
                                  ---------   ---------   ---------   ---------
         Total Current Assets ..    198,066     178,967     276,950      37,606

   Fixed Assets:
      Leasehold Improvements ...    103,864     106,297      65,845      65,845
      Furniture & Equipment ....    129,658     133,391     191,001     191,001
      Vehicles .................     25,661      49,161      47,170      47,170
      Accumulated Depreciation .    (84,588)   (123,244)   (244,923)   (260,222)
                                  ---------   ---------   ---------   ---------

         Total Fixed Assets ....    174,595     165,605      59,093      43,794
                                  ---------   ---------   ---------   ---------



   Other Assets:
      Sales Tax Bond ...........       --        --           1,000        --
      Profit Sharing Bond ......       --        --             100        --
                                  ---------   ---------   ---------   ---------
         Total Other Assets ....       --        --           1,100        --
                                  ---------   ---------   ---------   ---------
         Total Assets ..........  $ 372,661   $ 344,572   $ 337,143   $  81,400
                                  =========   =========   =========   =========

                        See notes to financial statements

                             LIABILITIES AND EOUITY

                              BARNETT-LARKIN-BROWN DIVISION
                                 OF 21ST CENTURY FUNERAL    BANNETT-LARKIN-BROWN
                                       COMPANY. L.C.         FUNERAL HOME. INC.
                                       -------------         ------------------

                                 December 31, October 31, December 31, March 31,
                                      1995       1996      1996          1997
                                     --------  --------  --------   ------------
Current Liabilities:

   Accounts Payable ...............  $ 17,912  $   --    $ 18,551  $       --
   Payroll Withholding
    Payable .......................      --                 4,463          --
   Sales Tax Payable ..............     1,552      --       3,115          --
   Income Taxes Payable ...........      --                16,700          --
   Accrued Property Taxes .........      --      12,028      --            --
   Payable to 21st Century
    Funeral Company1 L.C ..........      --        --      48,532          --
                                     --------  --------  --------  ------------

       Total Current
         Liabilities ..............    19,464    12,028    91.361          --
                                     --------  --------  --------  ------------

Stockholders' And Members' Equity:
   Members' Equity ................   214,099   280,917      --            --
   Stock ..........................      --        --     131,001       131,001

   Retained Earnings ..............      --        --      18,269       114,780

   Net Income (Loss) ..............   139,098    51,627    96,492       (27,882)
   Dividends Paid .................      --        --        --        (136,499)
                                     --------  --------  --------  ------------
      Total Equity ................   353,197   332,544   245,782        81,400
                                     --------  --------  --------  ------------


       Total Liabilities

         And Equity ...............  $372,661  $344,572  $337,143  $     81,400
                                     ========  ========  ========  ============

                  BARNETT-LARKIN-BROWN DIVISION OF 21ST CENTURY
                              FUNERAL COMPANY, L.C.
                                       AND
                     BARNETT-LARKIN-BROWN FUNERAL HOME INC.
                               STATEMENTS OF INCOME
           FOR THE PERIODS ENDED DECEMBER 31, 1995, OCTOBER 31, 1996,
                      DECEMBER 31, 1996 AND MARCH 31, 1997

                                    BARNETT-LARKIN-BROWN DIVISION OF
                                          21ST CENTURY FUNERAL      BARNETT-LARKIN- BROWN
                                              COMPANY. L.C.           FUNERAL HOME. INC.
                                              -------------           ------------------

                                                       Ten Month   Two Month    Three Month
                                          Year Ended Period Ended Period Ended Period Ended
                                         December 31, October 31, December 31,  March 31,
                                             1995         1996       1996        1997
                                             ----         ----       ----        ----
Sales ..................................  $ 796,842   $ 661,023   $168,297   $ 219,489

Cost of Sales:
   Caskets and Vaults ..................    138,729     116,395     25,860      39,830
   Other Funeral Costs .................     22,455       9,931      1,232      12,059
                                          ---------   ---------   --------   ---------
   Total Cost of Sales .................    161,184     126,326     27,092      51,889
                                          ---------   ---------   --------   ---------
         Gross Profit ..................    635,658     534,697    141,205     167,600

Operating Expenses:
   Personnel Expense ...................    171,928     176,183     36,926      89,236
   Vehicle Expenses ....................     48,873      40,904     13,155      15,102
   Facility Expenses ...................    133,522     123,538     25,853      35,621
   Advertising Expenses ................     20,362      20,230      3,409       1,397
   Business Services ...................     27,132      37,769      5,306      71,144
   Overhead Expense Allocation .........     81,220     85,154        --          --
                                          ---------   ---------   --------   ---------
     Total Operating Expenses ..........    483.037     483,778     84,649     212,500
                                          ---------   ---------   --------   ---------

       Income (Loss) From
         Operations ....................    152,621      50,919     56,556     (44,900)

Other Income (Expenses):
   Other Income ........................      6,314       7,312      2,718       7,343
   Bad Debt Expense ....................    (17,988)     (4,646)       592        (268)
   Gain (Loss) on Sale of Assets........     (1,849)     (1,958)     58,126      --
   Interest Expense ....................       --          --         --        (2,157)
                                          ---------   ---------   --------   ---------
     Total Other Income (Exp) ..........    (13.523)        708     61,436       4,918
                                          ---------   ---------   --------   ---------

Net Income (Loss) Before
   Income Taxes ........................    139,098      51,627    117,992     (39,982)
                                          ---------   ---------   --------   ---------

Federal and State
   Taxes on Earnings ...................      --           --       21,500     (12,100)
                                          ---------   ---------   --------   ---------
Net Income .............................  $ 139,098   $  51,627   $ 96,492  $ (27,882)
                                          =========   =========   ========   =========

                        See notes to financial statements

                  BARNETT-LARKIN-BROWN DIVISION OF 21ST CENTURY
                              FUNERAL COMPANY, L.C.
                                       AND
                     BARNETT-LARKIN-BROWN FUNERAL HOME INC.
                            STATEMENTS OF CASH FLOWS
                  FOR THE PERIODS ENDED DECEMBER 31, 1995, OCTOBER 31, 1996,
                      DECEMBER 31, 1996 AND MARCH 31, 1997

                                           BARNETT-LARKIN-BROWN DIVISION
                                               OF 21ST CERTURY FUNERAL         BARNETT-LARKIN-BROWN
                                                    COMPANY. L.C.              FUNERAL HOME. INC.
                                                    -------------              ------------------

                                                             TEN MONTH    TWO MONTH    THREE MONTH
                                                YEAR ENDED   PERIOD ENDED PERIOD ENDED PERIOD ENDED
                                                DECEMBER 31, OCTOBER 31,  DECEMBER 31,  MARCH 31,
                                                    1995        1996        1996          1997
                                                    ----        ----        ----           ----
CASH FLOWS FROM OPERATING ACTIVITIES:

NET INCOME (LOSS) .............................  $ 139,098   $ 51,627    $  96,492     $(27,882)
ADJUSTMENT TO RECONCILE NET
 INCOME (LOSS) TO CASH PROVIDED
  (UCED) BY OPERATING ACTIVITIES
    DEPRECIATION ..............................     34,599     31,782       10,199       15,299
    (INCREASE) IN INVENTORY ...................     (2,711)    (3,519)        (207)        --
    (INCREASE) DECREASE IN RECEIVABLES.........    (20,859)    12,542      (43,264)     183,402
    DECREASE IN PREPAID EXPENSES ..............     (2,067)     5,725         --           --

    (INCREA5E) DECREASE IN BONDS ..............       --         --         (1,100)       1,100
    INCREASE (DECREASE) IN ACCTS. PAYABLE           17,912    (17,912)      18,551      (18,551)
    INCREASE (DECREASE) IN TAXES PAYABLE ......         47     10,476        7,578       (7,578)
    INCREASE (DECREASE) IN PAYABLE TO
      21ST CENTURY ............................       --        --          48,532      (48,532)
    (GAIN)/LOSS ON SALE OF ASSETS .............      1,849      1,958      (58,126)        --
    INCREASE (DECREASE) IN INCOME
     TAXES PAYABLE ............................       --         --         16,700      (16,700)
                                                 ---------   --------    ---------     --------
    NET CASH PROVIDED BY OPERATING
      ACTIVITIES ..............................    167,868     92,679       95,355       80,558
                                                 ---------   --------    ---------     --------


CASH FLOWS FROM INVESTING ACTIVITIES;
  PROCEEDS FROM DISPOSITION OF EOUIPOENT ......      4,750       --           --           --
  ACOUISITION OF FIXED ASSETS .................     (9,663)   (33,017)        --           --
  DIVIDENDS PAID ..............................       --         --           --       (136,499)
  ACQUISITION OF NET ASSETS ...................       --         --        (48,532)        --
  PAYMENTS TO PARENT COMPANY ..................   (148,010)   (64,013)        --           --
                                                 ---------   --------    ---------     --------


     NET CASH USED IN INVESTING
       ACTIVITIES .............................   (152,923)   (97,030)     (48,532)    (136,499)
                                                 ---------   --------    ---------     --------
CASH PI,O,WS FROM PINANCIUG ACTIVITIES ........       --         --           --           --
INCREASE (DECREASE) IN CASH ...................     14,945     (4,351)      46,823      (55,941)
CASH, BEGINNING OF PERIOD .....................     (9,165)     5,780        9,118       55,941
                                                 ---------   --------    ---------     --------
CASH, END OF PERIOD ...........................  $   5,780   $  1,429    $  55,941     $   --
                                                 =========   ========    =========     ========

                        SEE NOTES TO FINANCIAL STATEMENTS

                         BARNETT-LARKIN-BROWN DIVISION OF
                       21st CENTURY FUNERAL COMPANY, L.C.
                                       AND
                     BARNETT-LARKIN-BROWN FUNERAL HOME, INC.

                           NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995,
                   THE TEN MONTH PERIOD ENDED OCTOBER 31,1996,
                THE TWO MONTH PERIOD ENDED DECEMBER 31,1996, AND
                   THE THREE MONTH PERIOD ENDED MARCH 31,1997

ORGANIZATION / NATURE OF OPERATIONS:

Barnett-Larkin-Brown consists of two funeral homes in Leavertworth, KS. It performs personal and professional services related to funerals at its funeral homes. During the period from January 1, 1995 thru October 31, 1996, it was owned by and operated as a division of 21st Century Funeral Company, L.C. Effective Novern~ 1,1996, the division was demerged from 21st Century Funeral Company, L.C. and operated as a separate independent Corporation. The real estate (land and buildings) used by the Funeral Homes was owned by the shareholders and leased to the business.

Effective March 28, 1997, assets and liabilities including cash, receivables, and all accounts payable were transfereed to the stockholders as a dividend, and the shareholders sold the stock of Barnett-Larkin-Brown Funeral Home, Inc. to Carriage Funeral Holdings, Inc.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

REVENUES-Revenue is recognized upon performance of funeral services and sale of related funeral mechandise.

INVENTORIES-Inventories are stated at cost determined by using the first-in, first-out (FIFO) method.

FIXED ASSETS-for the period from January 1, 1995 thru October 31, 1996, fixed assets were recorded at their estimated fair market values as of March 31, 1993 (the date that they were contributed by Barrtett-Larkin-Brown Funeral Home, Inc. to 21st Century Funeral Company, LC. in exchange for a members interest in the Limlted Liability Company). Depreciation on those assets was computed on a 5-10 year straight line method through October 31, 1996 when the demerger occurred and the assets were transferred back to Barnett-Larkin-Brown Funeral Home, Inc. Fixed assets acquired after March 31, 1993 are recorded at their cost and depreciation is computed on a 5-10 year straight-line method.

   On October 31,1996 fixed assets and other assets were transferred from 21st Century Funeral Company, L.C. to Barnett-Larkin-Brown Funeral Home, Inc. in exchange for the members interest in the Limited Liability Company. Fixed assets which Barrett-Larkin-Brown Funeral Home, Inc. owned prior to the merger on March 31, 1993 were recorded at their original cost and depreciation computed on a 5-10 year straight-line method from their original acquisition date. Assets which had been acquired after the merger in 1993 were recorded at their cost to 21st Century Funeral Company, L.C. and the associated depreciation was recorded on the books of Barrett-Larkin-Brown Funeral Home, Inc.

   Major additions and improvements are capitalized while minor replacements, maintenance and repairs which do not improve or extend the life of the related are charged to operations as incurred.

   Depreciation expense included in operating expenses for the reported accounting periods is:

              December 31, 1995                  $34,599
              October 31, 1996                    31,782

              December 3l, 1996                   10,199
              March 31, 1997                      15,299

INCOME TAXES-during the period January 1, 1995 thru October 31, 1996 the Company was a division of 21st Century Funeral Company, L.C. (A limited liability company). Limited liabillty companies do not pay income taxes as they are treated like partnerships and items of income and expense are passed through to its shareholders. Accordingly, no provision for income taxes has been reflected in the accompanying financial statements for this period.
   Barnett-Larkin-Brown Funeral Home, Inc. is a corporation organized under subchapter C of the Internal Revenue Code. Federal and State income taxes are accrued and reflected in the financial statements for the period from November 1, 1996 thru March 31, 1997 at applicable statutory rates.

OPERATING LEASES:
21st Century Funeral Company, L.C. and later Barnett-Larkin-Brown Funeral Home, Inc. lease the facilities utilized by the two funeral homes from the shareholders of Barnett-Larkin-Brown Funeral Home, Inc. The lease expires on March 31, 2003 and requires monthly payments of $6,250. This lease was cancelled effective March 31, 1997 when the stock of Barnett-Larkin-Brown Funeral Home, Inc. and the facilities were sold to Carriage Funeral Holdings, Inc.